AMENDMENT NO. 3 TO
                           LOAN AND SECURITY AGREEMENT
                                   AND WAIVER


         THIS AMENDMENT NO. 3 AND WAIVER ("Amendment") is entered into among AEGIS AUTO FINANCE, INC., a Delaware corporation ("AAF") and III FINANCE LTD., a Cayman Islands company ("Lender") as of this 26th day of February, 1998.

     Reference is hereby made to that certain Loan and Security Agreement between AAF and the Lender dated as of March 14, 1997, as amended by that certain Assignment and Amendment Agreement, dated as of April 30, 1997, and that certain Amendment No. 2, dated as of May 21, 1997 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement. AAF and the Lender have agreed to amend the Loan Agreement as hereinafter set forth.

         SECTION 1. Amendments to the Loan Agreement. The Loan Agreement is, effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

         1.1 The  definition of  "Applicable  Advance Rate" set forth in Section
1.1 of the Loan Agreement is hereby amended to delete the text thereof in its entirety and to substitute the following therefor:


         "Applicable Advance Rate" shall mean:

               (i) with respect to (x) any Nonconforming Receivable (other than a Nonconforming Insured Receivable) and (y) any Eligible Receivable which is not a Conforming Uninsured Receivables and is not covered by an RDI Policy at the applicable time of determination (i.e., because it has been outstanding for less than 14 days), a percentage equal to
          (a) 92% from the date of creation thereof to the last Business Day in any calendar month occurring no less than five nor more than six months after such date of creation; (b) during each succeeding calendar month, an amount equal to the "Applicable Advance Rate" during the immediately preceding calendar month minus one percent (1%);

               (ii) with respect to any Nonconforming Insured Receivable or Eligible Receivable which is a Delinquent Receivable, a percentage equal to ninety percent (90%);

               (iii) with respect to any  Nonconforming  Insured  Receivable and


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          any Eligible Receivable which is not a Conforming Uninsured Receivable and is otherwise not described in clauses (i) or (ii) above, 100%; and

               (iv) with respect to any Conforming Uninsured Receivable, a percentage equal to ninety-nine percent (99%); provided, however, that from and after the date when the principal amount of Conforming Uninsured Receivables generated during a particular calendar month shall have exceeded $15,000,000, (or, if earlier, then from and after the date in any month when the principal amount of Conforming Uninsured Receivables generated during a prior calendar month shall have exceeded $10,000,000 and Lender shall have notified Borrower in writing of the Lender's determination that the Conforming Uninsured Receivables generated during the current month shall, by month end, have exceeded $15,000,000), the Applicable Advance Rate for all
          Conforming Uninsured Receivables thereafter generated shall equal ninety-eight percent (98%), provided, further, however, that (i) if the Applicable Advance Rate for Conforming Uninsured Receivables has been reduced to 98% in any month by reason of the Lender's determination as described in the parenthetical set forth above and
          (ii) as of that month end, the total Conforming Uninsured Receivables generated during such month have remained below $15,000,000, then in such event, the Applicable Advance Rate for the Conforming Uninsured Receivables generated during that particular month will be re-increased to 99%;

provided, however, that if at any time the insurer with which the Borrower maintains the applicable RDI Policy or VSI Policy referred to in Section 5.8 of this Agreement is rated by A.M. Best Company ("Best") at a level lower than "A", then the Applicable Advance Rate with respect to any Nonconforming Insured Receivables or Eligible Receivables described in clause (ii) above shall be seventy percent (70%) and the Applicable Advance Rate with respect to any Nonconforming Insured Receivables or Eligible Receivables described in clause
(iii) above shall be eighty percent (80%).

         1.2 Section 1.1 of the Loan Agreement is hereby amended to add the following definition immediately after the definition of "Collateral":

         "Conforming Uninsured Receivable" shall mean a Receivable originated in accordance with the Underwriting Criteria for the Borrower's "Silver Program" or the "Buyer's Choice Program" in each case as described on Exhibit E hereto, regardless of whether or not such Receivables are covered by any risk default insurance.

         1.3 The definition of "Eligible Receivable" is hereby amended to delete clause


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(v) in its entirety and to substitute the following therefor:

               (v) which, unless otherwise identified to the Lenders as a Nonconforming Insured Receivable, a Conforming Uninsured Receivable or a Nonconforming Receivable, satisfies the conditions for coverage under an RDI Policy and which, except for any Nonconforming Receivable not constituting a Nonconforming Insured Receivable and except for any Conforming Uninsured Receivable, is insured under such policy, provided however, that any otherwise Eligible Receivables which have been outstanding for less than 14 days since their origination and for which the Borrower is in the process of obtaining insurance under an RDI Policy shall be deemed to be Eligible Receivables under this subclause (v);

         1.4 The definition of "Maximum Loan Amount" set forth in Section 1.1 of the Loan Agreement is hereby amended to delete the dollar number of "$75,000,000" which appears therein and to substitute therefor the dollar number of "$50,000,000".

         1.5 The definition of "Termination Date" set forth in Section 1.1 of the Loan Agreement is hereby amended to delete the date "March 13, 1999" and to substitute therefor the date "July 15, 1999".

         1.6 Exhibit E thereof (the Underwriting Criteria) is hereby amended by deleting such exhibit in its entirety and substituting therefor, the exhibit which appears as Exhibit A hereto.

         1.7 Section 2.1 of the Loan Agreement is hereby amended to delete therefrom the second sentence in its entirety and to substitute the following therefor: "The Borrower shall set forth in the Aging Receivable Report, delivered monthly pursuant to Section 5.1(c), the amount of Receivables which constitute Eligible Receivables, with separate indications for which such Receivables constitute Delinquent Receivables, Nonconforming Receivables, Nonconforming Insured Receivables and Conforming Uninsured Receivables.

         1.8 Section 2.2(b) of the Loan Agreement is hereby amended to delete the phrase "separately indicating the dollar amount of such Receivables constituting Delinquent Receivables, Nonconforming Receivables (other than Nonconforming Insured Receivables) and Nonconforming Insured Receivables" which currently appears therein and to substitute therefor the phrase "separately indicating the dollar amount of such Receivables constituting Delinquent Receivables, Nonconforming Receivables (other than Nonconforming Insured Receivables), Nonconforming Insured Receivables and Conforming Uninsured Receivables".

         1.9 Section 5.1(c) of the Loan Agreement is hereby amended to delete the


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parenthetical   phrase   "(indicating   separate   balances  for   Nonconforming
Receivables and Delinquent Receivables)" which currently appears therein and to substitute therefor the parenthetical phrase "(indicating separate balances for Nonconforming Receivables, Delinquent Receivables and Conforming Uninsured Receivables)".

         SECTION 2. Waivers.

         2.1 Waivers to Loan Agreement. In addition to the foregoing amendments, the Borrower has asked the Lender to waive the Borrower's noncompliance with
Section 2.5(a)(ii) of the Loan Agreement insofar as such section requires mandatory prepayments whenever the outstanding Loans exceed the Borrowing Base. Borrower has also asked the Lender to waive Borrower's non-compliance with
Section 5.14 of the Loan Agreement insofar as such section requires the Parent to maintain a specified net worth. Lender hereby agrees to grant such waivers, provided, however, that each such waiver shall only be effective through March 31, 1998, after which date Lender reserves all rights under the Loan Agreement and the other Financing Documents in respect of any Events of Default which may then exist as a result of the events described in this paragraph and the first such waiver shall only be effective to the extent that the required mandatory prepayments which Borrower has failed to make do not exceed $500,000 in the aggregate at any one time outstanding.

         2.2 Waivers to Loan Agreements. In addition to the foregoing waivers, Lender hereby agrees that, to the extent the Parent's failure to maintain a specified net worth constitutes a default or event of default under any other loan agreements outstanding between Lender and Borrower and/or any of Borrower's other affiliates, Lender agrees to waive such default or event of default; provided, however, that each such waiver shall only be effective through March 31, 1998, after which date Lender reserves all rights under the Loan Agreement and the other Financing Documents in respect of any such failure to maintain such a specified net worth.

         SECTION 3. Conditions Precedent. This Amendment shall become effective upon receipt by the Lender of each of the following:

         (a) Duly executed originals of this Amendment and

         (b) Duly executed  reaffirmation of guaranty attached hereto as Exhibit
B.

         SECTION 4. Covenants, Representations and Warranties of the Borrower.

         4.l Upon the effectiveness of this Amendment, AAF hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties


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shall be deemed to have been re-made as of the effective date of this Amendment.

         4.2 AAF hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against AAF in accordance with its terms.

         4.3 By its signature hereto, AAF acknowledges and agrees that, if the Lender or any of its Affiliates agrees to re-commence purchases of any Certificates in connection with any securitizations of any Receivables, whether under the Receivables Sale Documents or otherwise, a condition to any such purchases will be that the aggregate purchase price for Certificates evidencing a 100% pass-through interest in any trust not exceed the portion of the Borrowing Base applicable to the Receivables to be sold to such trust plus, to no greater an extent than payable under the Certificate Purchase Agreement, accrued interest owed hereunder on such portion of the Borrowing Base.

         SECTION 5. Reference to and Effect on the Loan Agreement.

         5.l Upon the effectiveness of this Amendment, (i) each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby and (ii) each reference to "Underwriting Criteria" in any of the Loan Agreement or any other Receivables Sale Document shall mean and be a reference to the Underwriting Criteria as set forth on Exhibit A hereto.

         5.2 Except as specifically amended above, the Loan Agreement and all other Financing Agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any other Financing Agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 7.  Governing  Law.  This  Amendment  shall be  governed by and


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construed in accordance with the laws of the State of New York.

         SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       AEGIS AUTO FINANCE, INC.,

                                       By:/s/ Cyril Means
                                          ---------------
                                          Name:  Cyril Means
                                          Title: Vice President


                                       III FINANCE LTD, as Lender


                                       By:/s/ David Bree
                                          ---------------
                                          Name:  David Bree
                                          Title:


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                                                                       EXHIBIT A


                            NEW UNDERWRITING CRITERIA

                                   [Attached]

                                                                       EXHIBIT B


                         ACKNOWLEDGMENT TO AMENDMENT to
                     LOAN AND SECURITY AGREEMENT AND WAIVER

         The Aegis Consumer Funding Group hereby consents to the agreements of the Lender and AAF contained in the foregoing Amendment to Loan and Security Agreement and Waiver, and hereby reaffirms all of its obligations under the Guaranty executed by it in connection with the Loan Agreement, which Guaranty shall remain in full force and effect, before and after giving effect to the amendments described hereinabove, and such Guaranty is hereby ratified and confirmed.


                                       THE AEGIS CONSUMER FUNDING GROUP, INC.

                                       By______________________________
                                         Name:
                                         Title: